Exhibit 99.1 Financial Results for First Quarter Ended March 31, 2019 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

Pullet Placement In-line with Expected New Capacity Intended Pullet Placements 9,500 9,000 8,500 8,000 7,500 7,000 Thousand Head Thousand 6,500 6,000 5,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 year avg. . Trailing 8-Month placements average 3.1% above year prior to accommodate oncoming plants in second half of 2019. Source: USDA 3

Breeders Up to Accommodate New Processing Capacities, Egg Production YTD Remains Below 5-year Avg Broiler Type Hatching Layers Egg Production per 100 Layers 60,000 2,000 59,000 1,950 58,000 1,900 57,000 1,850 56,000 1,800 55,000 Eggs 1,750 54,000 Thousand Head Thousand 53,000 1,700 52,000 1,650 51,000 1,600 50,000 1,550 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 year avg. 2018 2019 5 year avg. . Hatching layers are up to support ramp up of new industry capacities. . Egg production improving, but YTD still below the 5-year average. Source: USDA 4

Hatchery Utilization In-line with Historical Levels Hatchery Utilization 96.0% 94.0% 92.0% 90.0% % % 88.0% 86.0% 84.0% 82.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 Yr Avg Source: Agristats 5

Egg Sets Up +1.5% in Q1 despite Larger Breeder Flock, Hatchability Remains Challenged Chicken Egg Sets Chicken Hatchability by Week - USDA by Week - USDA 240,000 83.0% 82.5% 230,000 82.0% 220,000 81.5% 81.0% 210,000 80.5% % 80.0% 200,000 79.5% Thousands of of Eggs Thousands 190,000 79.0% 78.5% 180,000 78.0% 170,000 77.5% 5 Year Range 2017 2018 2019 5 Yr Avg 5 Year Range 2017 2018 2019 5 Yr Avg Source: USDA 6

Chick Placements Up +1.2% in Q1 Chicken Broiler Placed by Week- USDA 195,000 190,000 185,000 180,000 175,000 Head (000) Head 170,000 165,000 160,000 5 Year Range 2017 2018 2019 5 Yr Avg Source: USDA 7

Bigger Bird Categories Continuing to Grow Share, Small Birds Declining Head Processed by Size 100% 15.1% 15.6% 18.3% 90% 19.7% 21.4% 20.9% 21.2% 21.7% 22.5% 80% 19.1% 19.3% 70% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 23.1% 60% 50% 42.9% 40.7% 35.5% 35.0% 40% 32.2% 31.2% 30.4% 30.2% 32.0% 30% 20% 26.9% 26.1% 25.5% 25.3% 24.8% 10% 23.0% 24.4% 22.7% 22.3% 0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA 8

Cold Storage Inventories Moving Lower on Improving Demand Total Chicken Inventories 1,000,000 950,000 900,000 850,000 800,000 LBS (000) LBS 750,000 700,000 650,000 2017 2018 2019 5 Year Average . Total inventories reduction in-line with seasonality; “Other” category declining. . Breast meat lowering to 2017 levels. . LQ inventories remain at very low levels. . Wing inventories below 2017 levels. Source: USDA 9

Average Cutout Strongly Rebounded Back to 2017 Levels, After Weak 2018 Cutout Value 110.00 100.00 90.00 80.00 Cents/Lb 76.71 70.00 60.00 50.00 1/4 2/1 3/1 6/7 7/5 8/2 1/18 2/15 3/15 3/29 4/12 4/26 5/10 5/24 6/21 7/19 8/16 8/30 9/13 9/27 11/8 12/6 10/11 10/25 11/22 12/20 5 Year Range 2017 2018 2019 5 Year Avg Source: PPC, EMI 10

Boneless Breast and Tenders Near 2017 Levels, Wings Very Strong while LQs Back Above Year Ago Levels USDA Boneless/Skinless Breast NE USDA Tenders NE 215.00 250.00 195.00 230.00 175.00 210.00 179.03 190.00 155.00 170.00 135.00 Cents/Lb Cents/Lb 150.00 115.00 126.61 130.00 95.00 110.00 75.00 90.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2017 2018 2019 5 Year Average 5 Year Range 2017 2018 2019 5 Year Average USDA Leg Quarters NE USDA Whole Wings NE 55.00 240.00 50.00 220.00 45.00 41.86 201.65 200.00 40.00 35.00 180.00 Cents/Lb 30.00 Cents/Lb 160.00 25.00 140.00 20.00 15.00 120.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2017 2018 2019 5 Year Average 5 Year Range 2019 2017 2018 5 Year Average Source: USDA 11

2018 Small Bird Prices Tracked Close to 2017, Off to a Good Start This Year EMI WOG 2.5-4.0 LBS 120 110 100 90 92.42 Cents/Lb. 80 70 60 1/5 2/2 3/2 6/8 7/6 8/3 1/19 2/16 3/16 3/30 4/13 4/27 5/11 5/25 6/22 7/20 8/17 8/31 9/14 9/28 11/9 12/7 10/12 10/26 11/23 12/21 5 Year Range 2017 2018 2019 5 Year Average Source: EMI 12

Corn Stocks to Decrease from Record Levels Global Corn Stocks Global Corn Stocks/Use Excluding China 16.0% Excluding China (Million Metric Tons) 15.4% 14.9% 140 15.0% 127.7 14.4% 14.3% 130 14.1% 14.0% 117.9 13.7% 120 14.0% 109.4 109.2 110 103.2 13.0% 12.6% 12.8% 100 94.1 92.8 89.9 93.7 90 78.5 12.0% 11.7% 80 73.4 67.9 70 11.0% 10.6% 60 10.2% 50 10.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018p 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018p . As we approach planting season 2018 stocks are expected to decline, plenty of supply remains available. . Stocks/use projected to tighten in 2018. Source: USDA 13

Global Soybean Inventories Projected to Grow Global Soybean Stocks (Million Metric Tons) Global Soybean Stocks/Use 120 107.4 35.0% 99.1 33.0% 100 95.7 30.8% 31.0% 28.9% 29.3% 77.5 78.5 80 29.0% 27.6% 69.9 62.7 61.8 27.0% 25.7% 59.5 57.4 25.0% 25.0% 60 52.9 53.4 25.0% 44.0 23.0% 22.4% 23.0% 22.0% 40 20.8% 21.0% 19.9% 20 19.0% 17.0% 0 15.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018p 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018p . Stocks are projected to set new record in ’18, at 107.4 MMT. . Record global soybean stocks has kept key export countries competitive, contributing to a large US soybean supply. Source: USDA 14

Corn and Soybean Production by Major Export Country . Big rebound in major exporter production pressuring both corn and soybean prices. Source: USDA 15

First Quarter 2019 Financial Review . U.S.: Commodity drove strong rebound Q/Q , PF accelerating in momentum; Main Indicators ($M) Q1-19 Q1-18 MX: challenging Q1 supply/demand Net Revenue 2,724.7 2,746.7 conditions but Q2 already recovering; UK/Europe: input headwinds Gross Profit 218.9 287.7 compensated by operational SG&A 81.9 86.1 improvements and synergy capture. Operating Income 137.0 201.6 . SG&A lower due to realized synergies Net Interest 30.2 48.7 despite more brand investments in U.S. Net Income 84.0 119.4 and MX. Earnings Per Share 0.34 0.48 . Adjusted Q1-19 EBITDA reflects (EPS) portfolio, Key Customer strategy, and Adjusted EBITDA* 204.4 271.8 geographical diversification. Adjusted EBITDA 7.5% 9.9% Margin* In $M U.S. EU MX * This is a non-GAAP measurement considered by management to be Net Revenue 1,883.6 515.0 326.1 useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and Operating Income 114.8 12.7 9.5 reconciliation to GAAP. Operating Income 6.1% 2.5% 2.9% Margin Source: PPC 16

Fiscal Year 2019 Capital Spending CapexCapex (US$M) (US$M) . Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. . New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Source: PPC 17

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 18

APPENDIX 19

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended March 31, 2019 April 1, 2018 (In thousands) Net income $ 84,125 $ 119,224 Add: Interest expense, net 30,222 48,710 Income tax expense (benefit) 20,416 36,997 Depreciation and amortization 67,182 67,444 EBITDA 201,945 272,375 Add: Foreign currency transaction losses (gains) 2,636 (1,721) Acquisition charges — 179 Restructuring activity (27) 789 Minus: Net income (loss) attributable to noncontrolling interest 114 (194) Adjusted EBITDA $ 204,440 $ 271,816 Source: PPC. Source: PPC 20

Appendix: Reconciliation of LTM EBITDA

The summary unaudited consolidated income statement data for the twelve months ended March 31, 2019 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended April 1, 2018 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 30, 2018 and (2) the applicable audited consolidated income statement data for the three months ended March 31, 2019.

PILGRIM'S PRIDE CORPORATION

Reconciliation of LTM Adjusted EBITDA

(Unaudited)	Thirteen Weeks Ended July 1, 2018	Thirteen Weeks Ended September 30, 2018	Thirteen Weeks Ended December 30, 2018	Thirteen Weeks Ended March 31, 2019	LTM Ended March 31, 2019
			(In thousands)		
Net income (loss)	$ 106,344	$ 29,463	$ (8,227)	$ 84,125	$ 211,705
Add:					
Interest expense, net	35,433	31,093	33,765	30,222	130,513
Income tax expense	38,522	30,848	(20,944)	20,416	68,842
Depreciation and amortization	70,278	71,971	68,207	67,182	277,638
Minus:					
Amortization of capitalized financing costs	2,453	944	1,232	—	4,629
EBITDA	248,124	162,431	71,569	201,945	684,069
Add:					
Foreign currency transaction losses (gains)	5,630	(6,711)	19,962	2,636	21,517
Acquisition charges	125	16	—	—	141
Restructuring activity	1,135	257	2,584	(27)	3,949
Other nonrecurring losses and expenses	3,298	164	16,023	—	19,485
Minus:					
Net income (loss) attributable to noncontrolling interest	(197)	153	(903)	114	(833)
Adjusted EBITDA	$ 258,509	$ 156,004	$ 111,041	$ 204,440	$ 729,994

Source: PPC

All about great taste.

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Appendix: EBITDA Margin Reconciliation EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period. PILGRIM'S PRIDE CORPORATION Reconciliation of EBITDA Margin (Unaudited) Thirteen Weeks Ended Thirteen Weeks Ended March 31, 2019 April 1, 2018 March 31, 2019 April 1, 2018 (In thousands) Net income from continuing operations $ 84,125 $ 119,224 3.09% 4.34 % Add: Interest expense, net 30,222 48,710 1.11% 1.77 % Income tax expense 20,416 36,997 0.75% 1.35 % Depreciation and amortization 67,182 67,444 2.46% 2.46 % EBITDA 201,945 272,375 7.41% 9.92 % Add: Foreign currency transaction losses (gains) 2,636 (1,721) 0.09% (0.06)% Acquisition charges — 179 —% — % Restructuring activity (27) 789 —% 0.03 % Minus: Net income (loss) attributable to noncontrolling interest 114 (194) —% (0.01)% Adjusted EBITDA $ 204,440 $ 271,816 7.50% 9.90 % Net sales $ 2,724,675 $ 2,746,678 Source: PPC. Source: PPC 22

Appendix: Reconciliation of Adjusted Net Income A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended March 31, April 1, 2019 2018 (In thousands, except per share data) Net income attributable to Pilgrim's Pride Corporation $ 84,011 $ 119,418 Adjustments, net of tax: Loss on early extinguishment of debt — 12,895 Acquisition charges and restructuring activity (27) 968 Foreign currency transaction losses (gains) 2,636 (1,721) Income before loss on early extinguishment of debt, acquisition charges and restructuring activity, and foreign currency transaction losses (gains) 86,620 131,560 Weighted average diluted shares of common stock outstanding 249,557 248,989 Income before loss on early extinguishment of debt, acquisition charges and restructuring activity, and foreign currency transaction losses (gains) per common diluted share $ 0.35 $ 0.53 Source: PPC. Source: PPC 23

Appendix: Adjusted EPS Bridge A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended March 31, 2019 April 1, 2018 (In thousands, except per share data) GAAP EPS $ 0.34 $ 0.48 Adjustments, net of tax: Loss on early extinguishment of debt — 0.05 Foreign currency transaction losses (gains) 0.01 (0.01) Adjusted EPS $ 0.35 $ 0.53 Weighted average diluted shares of common stock outstanding 249,557 248,989 Source: PPC. Source: PPC 24

Appendix: Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Thirteen Weeks Ended March 31, 2019 April 1, 2018 (In thousands) Sources of net sales by country of origin: US $ 1,883,591 $ 1,841,105 Europe 514,962 544,300 Mexico 326,122 361,273 Total net sales $ 2,724,675 $ 2,746,678 Sources of cost of sales by country of origin: US $ 1,713,419 $ 1,658,734 Europe 485,378 501,568 Mexico 306,963 298,735 Elimination (24) (24) Total cost of sales $ 2,505,736 $ 2,459,013 Sources of gross profit by country of origin: US $ 170,172 $ 182,370 Europe 29,584 42,733 Mexico 19,159 62,538 Elimination 24 24 Total gross profit $ 218,939 $ 287,665 Sources of operating income by country of origin: US $ 114,840 $ 127,286 Europe 12,714 21,413 Mexico 9,464 52,870 Elimination 24 24 Total operating income $ 137,042 $ 201,593 Source: PPC. Source: PPC 25